REPORT OF INDEPENDENT ACCOUNTANTS
                         ON FINANCIAL STATEMENT SCHEDULE



To the Board of Directors of MCI Communications Corporation

Our audits of the consolidated financial statements referred to in our report dated January 27, 1997 appearing on page 30 of MCI Communications Corporation's ("MCI") Annual Report to Shareholders for the year ended December 31, 1996, which report and consolidated financial statements are included in Exhibit 13 to MCI's Current Report on Form 8-K dated February 10, 1997 ("Current Report"), also included an audit of the Financial Statement Schedule which appears as
Exhibit 99 (a) to the Current Report. In our opinion, the Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
January 27, 1997
Washington, D.C.